QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2002

SIMON PROPERTY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14469 (Commission File Number)	046268599 (IRS Employer Identification No.)
115 WEST WASHINGTON STREET INDIANAPOLIS, INDIANA (Address of principal executive offices)		46204 (Zip Code)

Registrant's telephone number, including area code: 317.636.1600

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

        On December 31, 2002, Simon Property Group, Inc. (the "Registrant") issued a press release, a copy of which is attached as Exhibit 99.1 hereto and the text of which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

  (a)
  Financial statements of businesses acquired.

    None

  (b)
  Pro forma financial information.

    None

  (c)
  Exhibits.

    99.1    Press Release, dated December 31, 2002

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 6, 2003
SIMON PROPERTY GROUP, INC.
	By:	/s/ JAMES M. BARKLEY
	Name:	James M. Barkley
	Title:	Secretary and General Counsel

Exhibit Index

Exhibit
99.1	Press Release, dated December 31, 2002

QuickLinks

  Item 5. Other Events and Regulation FD Disclosure
  Item 7. Financial Statements and Exhibits
SIGNATURE
Exhibit Index